Vanguard Funds

Supplement to the Statement of Additional Information

Important Changes to Vanguard Funds’ Boards of Trustees

Effective January 1, 2010, F. William McNabb III has been elected Chairman of the Board of Vanguard and of each of the Vanguard funds. Also effective January 1, 2010, John J. Brennan retired as Chairman of the Board and trustee of Vanguard and of each of the Vanguard funds in accordance with a long-standing transition plan, and Charles D. Ellis retired as director of Vanguard and trustee of each of the Vanguard funds.

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